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                                                                   EXHIBIT 10.20

                   THIRD AMENDMENT TO RENEWAL PROMISSORY NOTE
                               (OVERLINE FACILITY)


         THIS THIRD AMENDMENT TO RENEWAL PROMISSORY NOTE (the "Overline Facility") is made and entered into by and among AMSOUTH BANK (the, "Bank") and DIVERSICARE MANAGEMENT SERVICES, CO., a Tennessee corporation (the "Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower executed to Bank that certain Renewal Promissory Note (Overline Facility) dated October 1, 2000, in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 ($3,500,000.00) DOLLARS as amended by the First Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower in December, 2000, as further amended by the Second Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective as of December 15, 2002 (the "Note"); and

         WHEREAS, Bank has agreed to further modify the Note in accordance with the terms and conditions of the Third Amendment to Master Amendment dated as of July 11, 2003, executed by Bank and Debtors (as defined therein).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The Note is amended to provide that the Maturity Date, as defined in the Note, shall be changed from July 11, 2003 to January 9, 2004.

         2. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or suretyship agreement for the Note, all of which shall remain in full force and effect. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereof.


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         IN WITNESS WHEREOF, this instrument has been executed on the ___ day of
______________, 2003 to be effective on the 11th day of July, 2003.

                                        BORROWER:

                                        DIVERSICARE MANAGEMENT SERVICES CO.,
                                        a Tennessee corporation

                                        By: /s/ William R. Council, III
                                            -----------------------------------
                                                 Name:  William R. Council, III
                                                 Title: President

                                        BANK:

                                        AMSOUTH BANK


                                        By: /s/ Tim McCarthy
                                            -----------------------------------
                                                Tim McCarthy, Vice President

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